                                                                   EXHIBIT 10.1


                       AMENDMENT NO. 5 TO CREDIT AGREEMENT


            THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (the "Amendment No. 5") is dated as of June 15, 2000 and is made by and among CHAMPION ENTERPRISES, INC., a Michigan corporation (the "Borrower"), the GUARANTORS set forth herein, the BANKS set forth herein, BANK ONE, N.A., as Syndication Agent, COMERICA BANK, as Documentation Agent and NATIONAL CITY BANK, HARRIS TRUST AND SAVINGS BANK, KEYBANK NATIONAL ASSOCIATION, BANK OF AMERICA, N.A. and WACHOVIA BANK, N.A., as Co-Agents, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Banks (the "Agent").


                        W  I  T  N  E  S  S  E  T  H:

            WHEREAS, the Borrower, the Guarantors, the Banks, the Syndication Agent, the Documentation Agent, the Co-Agents and the Agent are parties to that certain Credit Agreement dated as of May 5, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, Amendment No. 2 dated as of March 31, 1999, Amendment No. 3 dated as of July 1, 1999 and Amendment No. 4 dated as of February 14, 2000 (the "Credit Agreement"); and

            WHEREAS, the parties hereto desire to further amend the Credit Agreement as hereinafter provided.

            NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

            1. Definitions.

      Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment No. 5.

            2. Amendment of Credit Agreement.

            A. The first recital clause of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "WHEREAS, the Borrower has requested the Banks to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $100,000,000; and"

            B. Section 1.1 [Definitions] of the Credit Agreement is hereby amended by deleting the definitions of "Base Net Worth", "Consolidated Cash Flow From Operations" and "EBIT" in their entirety and inserting in lieu thereof the following:

            Base Net Worth shall mean the sum of $378,000,000 plus (i) 50% of consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss) during the period from April 2, 2000 through the date of determination and (ii) 100% of the proceeds received by the Borrower or any of its Subsidiaries after the Closing Date resulting from the issuance of capital stock of the Borrower or any of its Subsidiaries (other than proceeds received from the exercise of stock options by employees of the Borrower), net of any fees and expenses incurred by the Borrower or any of its Subsidiaries in connection with such sale.

            Consolidated Cash Flow From Operations for any period of determination shall mean (i) the sum of net income, depreciation, amortization, interest expense, income tax expense, the $33,600,000 special charge booked by the Borrower in the third quarter of 1999 in connection with the bankruptcy of independent home retailer, Ted Parker Home Sales, Inc. and costs incurred for up to four (4) plant closings between April 2, 2000 and September 30, 2001 provided such costs shall not exceed $2,000,000 per plant closing minus (ii) noncash credits to net income and gains on the disposition of assets to the extent included in net income but not included in operating income, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

            EBIT shall mean, for any period of determination, the sum of net income, interest expense, income tax expense, the $33,600,000 special charge booked by the Borrower in the third quarter of 1999 in connection with the bankruptcy of independent home retailer, Ted Parker Home Sales, Inc., and costs incurred for up to four (4) plant closings between April 2, 2000 and September 30, 2001 provided such costs shall not exceed $2,000,000 per plant closing, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

            C. Section 1.1 [Definitions] of the Credit Agreement is hereby amended by inserting in alphabetical order a new definition "Interest Coverage Ratio" as follows:

            "Interest Coverage Ratio shall mean the ratio of EBIT to consolidated interest expense of the Borrower and its Subsidiaries, calculated as of the end of each fiscal quarter for the four (4) fiscal quarters then ended."

            D. Section 2.1.1 [Revolving Credit Loan Commitments] of the Credit Agreement is hereby amended by deleting the last two (2) sentences of such section and inserting in lieu thereof the following:

            The Revolving Credit Loans shall be due and payable in full on the Expiration Date or the earlier acceleration thereof.

            E. Section 2.10.1 [Sale of Assets] of the Credit Agreement is hereby amended by deleting the reference to Section 2.11.2(ii)" and inserting in lieu thereof "Section 2.11.2.":

            F. Section 2.11.2 [Mandatory Reductions] of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

            2.11.2  Mandatory Reductions.

                    The Revolving Credit Commitments shall be permanently reduced on the date of any mandatory prepayment required pursuant to Section
2.10.1 by an amount equal to the gross proceeds (after deducting fees and expenses incurred in connection with such sale) paid by the buyer or buyers in connection with such asset securitization or other receivables sale transaction, and in each case, each Bank's Revolving Credit Commitment shall be reduced in accordance with its Ratable Share.

            G. The Credit Agreement is hereby amended by inserting a new section immediately following Section 7.1.11 as set forth below:

            7.1.12  Stock Repurchases.

                    The Loan Parties and each of their Subsidiaries may make or pay, or agree to become or remain liable to make or pay, distributions on account of the purchase, redemption, retirement or acquisition of their respective shares of capital stock (or warrants, options or rights therefor), (the foregoing are collectively referred to as "Stock Repurchases") so long as the Borrower has delivered to the Agent, at least five (5) Business Days prior to any such distribution, evidence satisfactory to the Agent, in its reasonable discretion, that, after giving effect to such Stock Repurchase, (i) the Leverage Ratio shall not be greater than 3.00 to 1.00 and (ii) the Interest Coverage Ratio shall not be less than 3.00 to 1.00; provided that, notwithstanding the foregoing, at any time the Borrower may make Stock Repurchases in an aggregate amount not to exceed $3,000,000 in connection with employee benefit programs.

            H. Section 7.2.1 [Indebtedness] of the Credit Agreement is hereby amended by deleting clause (v) and inserting in lieu thereof the following:

            "(v) Unsecured Indebtedness of a Loan Party or a Subsidiary of a Loan Party comprising Earn Out Obligations not in excess of $250,000,000 in the aggregate at any one time outstanding; provided that after the Agent has received a certificate in the form of Exhibit 7.3.3 demonstrating that the Leverage Ratio is equal to or less than 3.00 to 1.00 and the Interest Coverage Ratio is equal to or greater than 3.00 to 1.00, such amount shall be increased to $375,000,000 for so long as the Leverage Ratio is equal to or less than 3.00 to 1.00 and the Interest Coverage Ratio is equal to or greater than 3.00 to 1.00;"

            I. Section 7.2.3 [Guaranties] of the Credit Agreement is hereby amended by deleting clause (iii) in its entirety and inserting in lieu thereof the following:

            (iii) Guaranties of Indebtedness permitted under Section 7.2.1(iii) and (v).

            J. Section 7.2.13 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

            The Loan Parties shall not at any time permit the Leverage Ratio to exceed the ratios set forth below for the periods set forth below:


            Period                          Ratio
April 2, 2000 - July 1, 2000             4.00 to 1.00
July 2, 2000 - September 30, 2000        4.00 to 1.00
October 1, 2000 - December 30, 2000      3.75 to 1.00
December 31, 2000 - March 31, 2001       4.00 to 1.00
April 1, 2001 - June 30, 2001            3.50 to 1.00
July 1, 2001 - September 29, 2001        3.25 to 1.00
September 30, 2001 and thereafter        3.00 to 1.00

            K. Section 7.2.14 [Minimum Interest Coverage Ratio] of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

            The Loan Parties shall not permit the Interest Coverage Ratio to be less than the ratios set forth below for the periods set forth below:

Period                                      Ratio
April 2, 2000 - July 1, 2000             2.00 to 1.00
July 2, 2000 - September 30, 2000        1.75 to 1.00
October 1, 2000 - December 30, 2000      1.75 to 1.00
December 31, 2000 - March 31, 2001       2.00 to 1.00
April 1, 2001 - June 30, 2001            2.375 to 1.00
July 1, 2001 - September 29, 2001        2.75 to 1.00
September 30, 2001 and thereafter        3.00 to 1.00

            L. Schedule 1.1(A) [Pricing Grid] of the Credit Agreement is hereby deleted in its entirety and Schedule 1.1(A) attached hereto is inserted in lieu thereof.

            M. Schedule 1.1(B) [Commitment of Banks and Addresses for Notices] of the Credit Agreement is hereby deleted in its entirety and Schedule 1.1(B) attached hereto is inserted in lieu thereof.

            N. Exhibit 7.3.3 [Quarterly Compliance Certificate] of the Credit Agreement is hereby deleted in its entirety and Exhibit 7.3.3 attached hereto is inserted in lieu thereof.

            3. Conditions of Effectiveness of this Agreement.

      The effectiveness of this Amendment No. 5 is expressly conditioned upon satisfaction of each of the following conditions precedent:

      (a) Representations and Warranties; No Defaults. The representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement; and no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

      (b) Counterparts. The Agent shall have received counterparts of this Amendment No. 5 duly executed by the Borrower and the Required Banks, and the Agent shall have received replacement Notes reflecting the revised Schedule 1.1(B) attached hereto and all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent. This Amendment No. 5 may be executed by the parties hereto in any number of separate counterparts, each of which when taken together and duly executed and delivered shall together constitute one and the same instrument.

      (c) Borrower Certificate. The Agent shall have received a certificate signed by the Secretary or Assistant Secretary of the Borrower certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 5.

      (d) Amendment Fee. The Borrower shall pay or cause to be paid to the Agent for the account of the Banks an amendment fee (the "Amendment Fee") payable to those Banks which approve this Amendment No. 5 on or before 5:00pm (Pittsburgh, Pennsylvania time) on June 19, 2000 in the amount of the product of 15 basis points multiplied by the amount of such Bank's Commitment.

      4. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect on and after the date hereof.

      5. Governing Law. This Amendment No. 5 shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

      6. Fees and Expenses. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all legal costs, expenses and disbursements relating to this Amendment No. 5 which are payable by the Borrower as provided in Sections 9.5 and 10.3 of the Credit Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         [SIGNATURE PAGE 1 OF 4 OF AMENDMENT NO. 5 TO CREDIT AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                 [BORROWER]
ATTEST:                                   CHAMPION ENTERPRISES, INC.


                                          By:
                                          Name: Joseph H. Stegmayer
                                          Title: Executive Vice President
[Seal]


                                [GUARANTORS]
ATTEST:                                   EACH GUARANTOR LISTED ON SCHEDULE 1
HERETO


                                          By:
                                          Name: Joseph H. Stegmayer
                                          Title: Chief Financial Office of
                                          each Guarantor listed on Schedule 1
[Seal]

         [SIGNATURE PAGE 2 OF 4 OF AMENDMENT NO. 5 TO CREDIT AGREEMENT]

                               [BANKS AND AGENTS]
                                     PNC BANK, NATIONAL ASSOCIATION,
                                     individually and as Administrative Agent

                                     By:
                                     Name:
                                     Title:


                                     BANK ONE, N.A., individually and as
                                     Syndication Agent

                                     By:
                                     Name:
                                     Title:


                                     COMERICA BANK, individually and as
                                     Documentation Agent

                                     By:
                                     Name:
                                     Title:


                                     NATIONAL CITY BANK, individually and
                                     as Co-Agent

                                     By:
                                     Name:
                                     Title:


                                     HARRIS TRUST AND SAVINGS BANK,
                                     individually and as Co-Agent

                                     By:
                                     Name:
                                     Title:

         [SIGNATURE PAGE 3 OF 4 OF AMENDMENT NO. 5 TO CREDIT AGREEMENT]

                                          KEYBANK NATIONAL ASSOCIATION,
                                          individually and as Co-Agent

                                          By:
                                          Name:
                                          Title:


                                          BANK OF AMERICA, N.A., individually
                                          and as Co-Agent

                                          By:
                                          Name:
                                          Title:


                                          WACHOVIA BANK, N.A., individually
                                          and as Co-Agent

                                          By:
                                          Name:
                                          Title:


                                          STANDARD FEDERAL BANK

                                          By:
                                          Name:
                                          Title:


                                          THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                          CHICAGO BRANCH
                                          By:
                                          Name:
                                          Title:

         [SIGNATURE PAGE 4 OF 4 OF AMENDMENT NO. 5 TO CREDIT AGREEMENT]

                                          MICHIGAN NATIONAL BANK
                                          By:
                                          Name:
                                          Title:


                                          THE BANK OF NOVA SCOTIA
                                          By:
                                          Name:
                                          Title:


                                          HIBERNIA NATIONAL BANK

                                          By:
                                          Name:
                                          Title:


                                          CREDIT SUISSE FIRST BOSTON
                                          By:
                                          Name:
                                          Title:

                                          By:
                                          Name:
                                          Title:

                                   SCHEDULE 1
                                       TO
             AMENDMENT NO. 5 TO CREDIT AGREEMENT DATED JUNE 15, 2000

                                  [GUARANTORS]

A-1 HOMES GROUP, INC., a Michigan corporation
ACCENT MOBILE HOMES, INC., a North Carolina corporation
ALPINE HOMES, INC., a Colorado corporation
AMERICAN TRANSPORT, INC., a Nevada corporation
ART RICHTER INSURANCE, INC., a Kentucky corporation
AUBURN CHAMP, INC., a Michigan corporation
BRYAN MOBILE HOMES, INC., a Texas corporation
BUILDERS CREDIT CORPORATION, a Michigan corporation
CAC FUNDING CORPORATION, a Michigan corporation
CAL-NEL, INC., a Texas corporation
CARE FREE HOMES, INC., a Michigan corporation (applied for)
CHI, INC., A Kansas corporation
CENTRAL MISSISSIPPI MANUFACTURED HOUSING, INC., a Mississippi corporation CHAMPION FINANCIAL CORPORATION, a Michigan corporation
CHAMPION HOME BUILDERS CO., a Michigan corporation
CHAMPION RETAIL, INC., a Michigan corporation
CHAMPION HOME COMMUNITIES, INC., a Michigan corporation
CHAMPION MOTOR COACH, INC., a Michigan corporation
CHANDELEUR HOMES, INC., a Michigan corporation
CLIFF AVE. INVESTMENTS, INC., a South Dakota corporation
COLONIAL HOUSING, INC., a Texas corporation
COUNTRY ESTATE HOMES, INC., an Oklahoma corporation
COUNTRYSIDE HOMES, INC., a North Dakota corporation (applied for)
CREST RIDGE HOMES, INC., a Michigan corporation
CRESTPOINTE FINANCIAL SERVICES, INC., a Delaware corporation
DUTCH HOUSING, INC., a Michigan corporation
FACTORY HOMES OUTLET, INC., an Idaho corporation
FLEMING COUNTY INDUSTRIES, INC., a Kentucky corporation
GATEWAY ACCEPTANCE CORP., a South Dakota corporation
GATEWAY MOBILE & MODULAR HOMES, INC., a Nebraska corporation
GATEWAY PROPERTIES CORP., a South Dakota corporation
GEM HOMES, INC., a Delaware corporation
GRAND MANOR, INC., a Michigan corporation
HEARTLAND HOMES, INC., a Texas corporation
HOMEPRIDE FINANCE CORP., a Michigan corporation
HOMES AMERICA FINANCE, INC., a Nevada corporation
HOMES AMERICA OF ARIZONA, INC., an Arizona corporation
HOMES AMERICA OF CALIFORNIA, INC., a California corporation
HOMES AMERICA OF OKLAHOMA, INC., an Oklahoma corporation
HOMES AMERICA OF UTAH, INC., a Utah corporation
HOMES AMERICA OF WYOMING, INC., a Wyoming corporation
HOMES AMERICA, INC., a Michigan corporation
HOMES OF LEGEND, INC., a Michigan corporation
HOMES OF MERIT, INC., a Florida corporation
I.D.A., INC., an Oklahoma corporation
IMPERIAL HOUSING, INC., a Texas corporation
INVESTMENT HOUSING, INC., a Texas corporation
ISEMAN CORP., a South Dakota corporation
JASPER MOBILE HOMES, INC., a Texas corporation
LAKE COUNTRY LIVING, INC., a Texas corporation
LAMPLIGHTER HOMES, INC., a Washington corporation
LAMPLIGHTER HOMES (OREGON), INC., an Oregon corporation
M&J SOUTHWEST DEVELOPMENT CORP., a Texas corporation
MANUFACTURED HOUSING OF LOUISIANA, INC., a Michigan corporation

MOBILE FACTORY OUTLET, INC., a Texas corporation
MODULINE INTERNATIONAL, INC., a Washington corporation
NORTHSTAR CORPORATION, a South Dakota corporation
PHILADELPHIA HOUSING CENTER, INC., a Mississippi corporation
PRAIRIE RIDGE, INC., a Kansas corporation
PREMIER HOUSING, INC., a Texas corporation
REDMAN BUSINESS TRUST, a Delaware business trust
REDMAN HOMES MANAGEMENT COMPANY, INC., a Delaware corporation
REDMAN HOMES, INC., a Delaware corporation
REDMAN INDUSTRIES, INC., a Delaware corporation
REDMAN INVESTMENT, INC., a Delaware corporation
REDMAN MANAGEMENT SERVICES BUSINESS TRUST, a Delaware business trust REDMAN RETAIL, INC., a Delaware corporation
REGENCY SUPPLY COMPANY, INC., a Delaware corporation
SAN JOSE ADVANTAGE HOMES, a California corporation
SERVICE CONTRACT CORPORATION, a Michigan corporation
SOUTHERN SHOWCASE FINANCE, INC., a Michigan corporation
SOUTHERN SHOWCASE HOUSING, INC., a North Carolina corporation
STAR FLEET, INC., an Indiana corporation
THE OKAHUMPKA CORPORATION, a Florida corporation
THOMAS HOMES OF AUSTIN, INC., a Texas corporation
THOMAS HOMES OF BUDA, INC., a Texas corporation
THOMAS HOMES OF TEXAS, INC., a Texas corporation
TOM TERRY ENTERPRISES, INC., a Nevada corporation
TRADING POST MOBILE HOMES, INC., a Kentucky corporation
USA MOBILE HOMES, INC., an Oregon corporation
VICTORY INVESTMENT CO., an Oklahoma corporation
VIDOR MOBILE HOME CENTER, INC., a Texas corporation
WESTERN HOMES CORPORATION, a Delaware corporation
WHITWORTH MANAGEMENT, INC., a Nevada corporation
WRIGHT'S MOBILE HOMES, INC., a Texas corporation

                                 SCHEDULE 1.1(A)

                                  PRICING GRID

Level  Leverage Ratio          Facility   Letter of    Base Rate   Euro_Rate
                                Fee (%)   Credit Fee   Spread (%)  Spread (%)
                                            (%)
I     Less than or equal to      .15        .575           0          .575
      1.0 to 1.0

II    Greater than 1.0 to 1.0    .175       .675           0          .675
      but less than or equal
      to 1.5 to 1.0

III   Greater than 1.5 to 1.0    .20        .75            0          .75
      but less than or equal
      to 2.0 to 1.0

IV    Greater than 2.0 to 1.0    .225       .875           0          .875
      but less than or equal
      to 1.0

V     Greater than 2.5 to 1.0    .25        1.00           0          1.00
      but less than or equal
      to 3.0 to 1.0

VI    Greater than 3.0 to 1.0    .375       1.625          0          1.625
      but less than or equal
      to 3.5 to 1.0

VII   Greater than 3.5 to 1.0    .50        2.00           0          2.00

The Applicable Margin, the Applicable Facility Fee Rate and the Letter of Credit Fee shall be adjusted, and any increase or decrease therein shall become effective on the due date for the delivery of each Compliance Certificate, based on the Leverage Ratio to be computed in such Compliance Certificate.

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 1 of 7

Part 1 - Commitments of Banks and Addresses for Notices to Banks

Bank                                        Amount of
                                         Revolving Credit
                                            Commitment        Ratable Share
Name:  PNC Bank, National Association
Address:  One S. Wacker Drive, Ste. 2980
Chicago, IL  60606
Attention:  Peter Stack
Telephone:  (312) 338-5626
Telecopy:   (312) 338-5620                  $9,230,710           9.2307%

Name:  Comerica Bank
Address:  500 Woodward Avenue
Detroit, MI  48226
Attention:  Robert M. Porterfield
Telephone:  (313) 222-9712
Telecopy:   (313) 222-9514                  $9,230,710           9.2307%

Name: Bank One, N.A.
Address:  611 Woodward Avenue, 2nd Floor
Detroit, MI  48226
Attention:  Thomas Gamm
Telephone:  (313) 225-2531
Telecopy:   (313) 225-2290                  $13,538,413          13.5384%

Name:  National City Bank
Address:  1001 South Worth Street
Birmingham, MI  48009
Attention:  Carolann Morykwas
Telephone:  (248) 901-2110
Telecopy:   (248) 901-2033                  $7,692,308           7.6923%

                                 SCHEDULE 1.1(B)
                                   (Continued)

                                   Page 2 of 7

Part 1 - Commitments of Banks and Addresses for Notices to Banks

Bank                                                Amount of
                                                 Revolving Credit
                                                   Commitment        Ratable Share
Name:  Harris Trust and Savings Bank
Address:  111 West Monroe Street
Chicago, IL  60603
Attention:  Kirby M. Law
Telephone:  (312) 461-2735
Telecopy:   (312) 461-5225                        $7,692,308           7.6923%

Name:  KeyBank National Association
Address:  127 Public Square
Cleveland, OH  44114-1306
Attention:  J.T. Taylor
Telephone:  (216) 689-3589
Telecopy:   (216) 689-4981                        $7,692,308           7.6923%

Name:  Bank of America, N.A.
Address:  233 S. Wacker Drive, Ste. 2800
Chicago, IL  60606-6308
Attention:  Robert K. Allendorf
Telephone:  (312) 234-5622
Telecopy:   (312) 234-5601                        $7,692,308           7.6923%

Name:  Wachovia Bank, N.A.
Address:  181 Peachtree Street N.E., 28th Floor
Atlanta, GA  30303
Attention:  Katie S. Proctor
Telephone:  (404) 332-4036
Telecopy:   (404) 332-6898                        $7,692,308           7.6923%

                                 SCHEDULE 1.1(B)
                                   (Continued)

                                   Page 3 of 7

Part 1 - Commitments of Banks and Addresses for Notices to Banks

Bank                                        Amount of
                                         Revolving Credit
                                            Commitment        Ratable Share
Name:  Standard Federal Bank
Address:  2600 West Big Beaver, 4th Fl
Troy, MI  48084
Attention:  Dorian Smith
Telephone:  (248) 816-4853
Telecopy:   (248) 637-5003                  $5,538,505           5.5385%

Name:  The Bank of Tokyo-Mitsubishi, Ltd.,
       Chicago Branch
Address:  227 W. Monroe St, Ste. 2300
Chicago, IL  60606
Attention:  Erich A. Friess
Telephone:  (312) 696-4654
Telecopy:   (312) 696-4535                  $5,538,505           5.5385%

Name:  Michigan National Bank
Address:  27777 Inkster Road
Farmington Hills, MI  48334
Attention:  Neran Shaya
Telephone:  (248) 473-4212
Telecopy:   (248) 473-4345                  $5,538,505           5.5385%

Name:  The Bank of Nova Scotia
Address:  181 W. Madison St., Ste. 3700
Chicago, IL  60602
Attention:  Thomas P. Myhre
Telephone:  (312) 201-4186
Telecopy:   (312) 201-4108                  $4,307,704           4.3077%

                                SCHEDULE 1.1(B)
                                 (Continued)

                                 Page 4 of 7

Part 1 - Commitments of Banks and Addresses for Notices to Banks

Bank                                        Amount of
                                         Revolving Credit
                                            Commitment        Ratable Share
Name:  Hibernia National Bank
Address:  313 Carondelet Street, 12th Fl
New Orleans, LA  70130
Attention:  Lloyd Drumm
Telephone:  (504) 533-2263
Telecopy:   (504) 533-5344                  $4,307,704           4.3077%

Name:  Credit Suisse First Boston
Address:  11 Madison Avenue
New York, NY  10010-3629
Attention:  David Kratovil
Telephone:  (212) 325-9155
Telecopy:   (212) 325-8615                  $4,307,704           4.3077%

         Total                            $100,000,000             100%

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 5 of 7

Part 2 - Addresses for Notices to Borrower and Guarantors:

AGENT

Name:  PNC Bank, National Association
Address:  One South Wacker Drive
Chicago, IL  60606
Attention:  Peter Stack
Telephone:  (312) 338-5626
Telecopy:   (312) 338-5620


BORROWER AND GUARANTORS:

Name(s): CHAMPION ENTERPRISES, INC.
         A-1 HOMES GROUP, INC., a Michigan corporation
         ACCENT MOBILE HOMES, INC., a North Carolina corporation ALPINE HOMES, INC., a Colorado corporation
         AMERICAN TRANSPORT, INC., a Nevada corporation
         ART RICHTER INSURANCE, INC., a Kentucky corporation
         AUBURN CHAMP, INC., a Michigan corporation
         BRYAN MOBILE HOMES, INC., a Texas corporation
         BUILDERS CREDIT CORPORATION, a Michigan corporation
         CAC FUNDING CORPORATION, a Michigan corporation
         CAL-NEL, INC., a Texas corporation
         CARE FREE HOMES, INC., a Michigan corporation (applied for) CHI, INC., A Kansas corporation
         CENTRAL MISSISSIPPI MANUFACTURED HOUSING, INC., a Mississippi corporation
         CHAMPION FINANCIAL CORPORATION, a Michigan corporation CHAMPION HOME BUILDERS CO., a Michigan corporation
         CHAMPION RETAIL, INC., a Michigan corporation
         CHAMPION HOME COMMUNITIES, INC., a Michigan corporation CHAMPION MOTOR COACH, INC., a Michigan corporation
         CHANDELEUR HOMES, INC., a Michigan corporation
         CLIFF AVE. INVESTMENTS, INC., a South Dakota corporation COLONIAL HOUSING, INC., a Texas corporation

                                SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                  Page 6 of 7

         COUNTRY ESTATE HOMES, INC., an Oklahoma corporation
         COUNTRYSIDE HOMES, INC., a North Dakota corporation (applied for) CREST RIDGE HOMES, INC., a Michigan corporation
         CRESTPOINTE FINANCIAL SERVICES, INC., a Delaware corporation DUTCH HOUSING, INC., a Michigan corporation
         FACTORY HOMES OUTLET, INC., an Idaho corporation
         FLEMING COUNTY INDUSTRIES, INC., a Kentucky corporation
         GATEWAY ACCEPTANCE CORP., a South Dakota corporation
         GATEWAY MOBILE & MODULAR HOMES, INC., a Nebraska corporation GATEWAY PROPERTIES CORP., a South Dakota corporation
         GEM HOMES, INC., a Delaware corporation
         GRAND MANOR, INC., a Michigan corporation
         HEARTLAND HOMES, INC., a Texas corporation
         HOMEPRIDE FINANCE CORP., a Michigan corporation
         HOMES AMERICA FINANCE, INC., a Nevada corporation
         HOMES AMERICA OF ARIZONA, INC., an Arizona corporation
         HOMES AMERICA OF CALIFORNIA, INC., a California corporation
         HOMES AMERICA OF OKLAHOMA, INC., an Oklahoma corporation
         HOMES AMERICA OF UTAH, INC., a Utah corporation
         HOMES AMERICA OF WYOMING, INC., a Wyoming corporation
         HOMES AMERICA, INC., a Michigan corporation
         HOMES OF LEGEND, INC., a Michigan corporation
         HOMES OF MERIT, INC., a Florida corporation
         I.D.A., INC., an Oklahoma corporation
         IMPERIAL HOUSING, INC., a Texas corporation
         INVESTMENT HOUSING, INC., a Texas corporation
         ISEMAN CORP., a South Dakota corporation
         JASPER MOBILE HOMES, INC., a Texas corporation
         LAKE COUNTRY LIVING, INC., a Texas corporation
         LAMPLIGHTER HOMES, INC., a Washington corporation
         LAMPLIGHTER HOMES (OREGON), INC., an Oregon corporation
         M&J SOUTHWEST DEVELOPMENT CORP., a Texas corporation
         MANUFACTURED HOUSING OF LOUISIANA, INC., a Michigan corporation MOBILE FACTORY OUTLET, INC., a Texas corporation
         MODULINE INTERNATIONAL, INC., a Washington corporation
         NORTHSTAR CORPORATION, a South Dakota corporation
         PHILADELPHIA HOUSING CENTER, INC., a Mississippi corporation

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 7 of 7

         PRAIRIE RIDGE, INC., a Kansas corporation
         PREMIER HOUSING, INC., a Texas corporation
         REDMAN BUSINESS TRUST, a Delaware business trust
         REDMAN HOMES MANAGEMENT COMPANY, INC., a Delaware corporation
         REDMAN HOMES, INC., a Delaware corporation
         REDMAN INDUSTRIES, INC., a Delaware corporation
         REDMAN INVESTMENT, INC., a Delaware corporation
         REDMAN MANAGEMENT SERVICES BUSINESS TRUST, a Delaware business trust REDMAN RETAIL, INC., a Delaware corporation
         REGENCY SUPPLY COMPANY, INC., a Delaware corporation
         SAN JOSE ADVANTAGE HOMES, a California corporation
         SERVICE CONTRACT CORPORATION, a Michigan corporation
         SOUTHERN SHOWCASE FINANCE, INC., a Michigan corporation
         SOUTHERN SHOWCASE HOUSING, INC., a North Carolina corporation
         STAR FLEET, INC., an Indiana corporation
         THE OKAHUMPKA CORPORATION, a Florida corporation
         THOMAS HOMES OF AUSTIN, INC., a Texas corporation
         THOMAS HOMES OF BUDA, INC., a Texas corporation
         THOMAS HOMES OF TEXAS, INC., a Texas corporation
         TOM TERRY ENTERPRISES, INC., a Nevada corporation
         TRADING POST MOBILE HOMES, INC., a Kentucky corporation
         USA MOBILE HOMES, INC., an Oregon corporation
         VICTORY INVESTMENT CO., an Oklahoma corporation
         VIDOR MOBILE HOME CENTER, INC., a Texas corporation
         WESTERN HOMES CORPORATION, a Delaware corporation
         WHITWORTH MANAGEMENT, INC., a Nevada corporation
         WRIGHT'S MOBILE HOMES, INC., a Texas corporation
Address:  2701 University Drive, Suite 300
Auburn Hills, MI  48326
Attention:  Treasurer
With a copy to:  John J. Collins, Jr., Esq.
Telephone:  (248) 340-7717
Telecopy:   (248) 340-9345

                                  EXHIBIT 7.3.3

                                     form of

                        QUARTERLY COMPLIANCE CERTIFICATE

                                      , 200

PNC Bank, National Association, as Agent
One PNC Plaza
22nd Floor
Pittsburgh, PA 15222
Attn:  Arlene Ohler

Telephone No.:  (412) 762-3627
Telecopier No.: (412) 762-8672

Ladies and Gentlemen:

         I refer to the Credit Agreement dated as of May 5, 1998, by and among Champion Enterprises, Inc. (the "Borrower"), the Guarantors party thereto, the Banks party thereto and PNC Bank, National Association, in its capacity as administrative agent for the Banks (the "Agent") (as amended, supplemented or modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

         I,            , [President/Chief Executive Officer/Chief Financial
Officer] of the Borrower, do hereby certify on behalf of the Borrower as of the
[quarter/year ended              , 200 ] (the "Report Date"), as follows:

      (1) Maximum Leverage Ratio (Section 7.2.13). The ratio of (A) Consolidated Debt as of the Report Date to (B) Consolidated Cash Flow From Operations for the applicable four (4) fiscal quarters ending as of the Report Date is to 1.00 which is not more than 4.00 to 1.00 for the quarters ending July 1, 2000, September 30, 2000 and March 31, 2001, 3.75 to 1.00 for the quarter ending December 30, 2000, 3.50 to 1.00 for the quarter ending June 30, 2001, 3.25 to
1.00 for the quarter ending September 29, 2001 and 3.00 to 1.00 for the quarters ending thereafter, as shown below:

            (A) Consolidated Debt as of the Report Date (in each case, for the Borrower and its Subsidiaries (other than Champion Development and any Subsidiary of Champion Development) determined and consolidated in accordance with GAAP):

                  (i)    borrowed money (including money borrowed
                         under the Credit Agreement)                       $

                  (ii)   amounts raised under or liabilities in
                         respect of any note purchase or acceptance
                         credit facility                                   $


                  (iii)  Reimbursement obligations (contingent or

                         otherwise) under any letter of credit,
                         currency swap agreement, and interest rate swap, cap, collar or floor agreement or other interest rate
                         management device                                 $

                  (iv)   other transactions (including forward sale
                         or purchase agreements, capitalized leases,
                         conditional sales agreements and other
                         purchase agreements with deferred or
                         contingent consideration) having the
                         commercial effect of a borrowing of money
                         entered into by the Borrower or its
                         Subsidiaries (other than Champion
                         Development and any Subsidiary of
                         Champion Development) to finance its
                         operations or capital requirements
                         (but not including trade payables and
                         accrued expenses incurred in the
                         ordinary course of business which
                         are not represented by a promissory
                         note or other evidence of indebtedness
                         and which are not more that thirty (30)
                         days past due)                                    $

                  (v)    Repurchase Obligations                            $

                  (vi)   Earn Out Obligations                              $

                  (vii)  Floor-Plan Financing Obligations                  $

                  (viii) any Guaranty of Indebtedness for
                         borrowed money                                    $

                  (ix)   Sum of items (i) - (viii) equals
                         consolidated Indebtedness of the Borrower
                         and its Subsidiaries (other than Champion
                         Development and any Subsidiary of Champion
                         Development)                                      $

                  (x)    Cash on the balance sheet in excess of
                         $20,000,000                                       $

                  (xi)   the sum of  items (v), (vi) and (x) above         $

                  (xii)  Item (ix) reduced by item (xi) equals the
                         Consolidated Debt                                 $

            (B)   Consolidated Cash Flow from Operations for the four
                  (4) fiscal quarters ending as of the Report Date is computed as follows, in each case for the Borrower and its Subsidiaries determined and consolidated in accordance with GAAP:

                  (i)    net income                                        $

                  (ii)   depreciation                                      $

                  (iii)  amortization                                      $

                  (iv)   interest expense                                  $

                  (v)    income tax expense                                $

                  (vi) the $33,600,000 special charge booked by the Borrower in the third quarter of 1999 in connection with the bankruptcy of independent
                         home retailer, Ted Parker Home Sales, Inc.        $

                  (vii)  costs incurred for up to four (4) plant
                         closings between April 2, 2000 and September
                         30, 2001 provided such costs shall not exceed $2,000,000 per plant closing $

                  (viii) sum of items (i) - (vii)                          $

                  (ix)   non-cash credits to net income                    $

                  (x)    gains on the disposition of asset to the
                         extent included in net income but not
                         included in operating income                      $

                  (xi)   item (viii) reduced by items (ix) and (x)
                         equals Consolidated Cash Flow from
                         Operations                                        $

            (C)   Ratio of item (A)(xii) to item (B)(xi) equals the
                  Leverage Ratio                                        to 1.0

      (2) Facility Fee; Revolving Credit Base Rate Options; and Revolving Credit Euro Rate Options (Sections 2.3, 3.1.1(i) and (ii)).

            (A)    Borrower's Leverage Ratio is       to 1.0 computed in item
1(C) above.

            (B) Leverage Ratio Level applicable to leverage ratio in item 2(A) as follows (check one):

                        Level I    less than or equal to 1.0 to 1.0

                        Level II   greater than 1.0 to 1.0 but less than or
equal to 1.5 to 1.0

                        Level III greater than 1.5 to 1.0 but less than or equal to 2.0 to 1.0

                        Level IV   greater than 2.0 to 1.0 but less than or
equal to 2.5 to 1.0

                        Level V    greater than 2.5 to 1.0 but less than or
equal to 3.0 to 1.0

                        Level VI   greater than 3.0 to 1.0 but less than or
equal to 3.5 to 1.0

                        Level VII  Greater than 3.5 to 1.0

            (C) Section 7.3.3 of the Credit Agreement provides that this

Certificate is due on    , 2000 (the "Due Date") (45 days after fiscal quarter
end for quarterly Certificates; 90 days after year end for annual Certificates).

            (D) Based on the Leverage Ratio Level above, the amount of the Facility Fee, Letter of Credit Fee, Base Rate Spread, and Euro-Rate Spread, on and after the Due Date shall be as follows (Insert applicable % in blanks below. See 2.3, 3.1.1(i) and (ii) of the Credit Agreement):


                                                 RATE
                               I     II     III     IV     V      VI     VII
Facility Fee             %   .150%  .175%  .200%  .225%  .250%  .375%   .50%
Letter of Credit Fee     %   .575%  .675%  .75%   .875%   1.0%  1.625%  2.00%
Base Rate Spread         %     0%     0%     0%     0%     0%     0%      0%
Euro-Rate Spread         %   .575%  .675%  .75%   .875%   1.00% 1.625%  2.00%

      (3) Minimum Interest Coverage Ratio (Section 7.2.14). The ratio of (A) EBIT to (B) consolidated interest expense of the Borrower and its Subsidiaries, calculated as of the end of each fiscal quarter for the four (4) fiscal quarters ending as of the Report Date is to 1.0, which is not less than 2.00 to 1.00 for the quarters ending July 1, 2000 and March 31, 2001, 1.75 to 1.00 for the quarters ending September 30, 2000 and December 30, 2000, 2.375 to 1.00 for the quarter ending June 30, 2001, 2.75 to 1.00 for the quarter ending September 29, 2001 and 3.00 to 1.00 for the quarters ending thereafter. Such ratio is computed as follows:

            (A) EBIT, for applicable period ending as of the Report Date, and in each case for the Borrower and its Subsidiaries determined and consolidated in accordance with GAAP is calculated as follows:

                  (i)    net income                                        $

                  (ii)   interest expense                                  $

                  (iii)  income tax expense                                $

                  (iv) the $33,600,000 special charge booked by the Borrower in the third quarter of 1999 in connection with the bankruptcy of independent
                         home retailer, Ted Parker Home Sales, Inc.        $

                  (v)    costs incurred for up to four (4) plant
                         closings between April 2, 2000 and September
                         30, 2001 provided such costs shall not exceed
                         $2,000,000 per plant closing                      $

                  (vi)   sum of items (i) - (v) equals EBIT                $

           (B)    Interest expense, for the applicable period ending as
                  of the Report Date for the Borrower and its
                  Subsidiaries determined and consolidated in accordance
                  with GAAP:                                               $

           (C)    Ratio of Item (A)(vi) to Item (B) equals Interest
                  Coverage Ratio                                        to 1.0

      (4)   Minimum Net Worth (Section 7.2.15).

            The Consolidated Net Worth is $                as of the Report
Date, which amount is not less than $               , the Base Net Worth.
The foregoing is computed as follows:

           (A)    Consolidated Net Worth as of the Report Date:

                  (i)    total stockholders' equity of Borrower
                         and its Subsidiaries on the Report Date
                         determined and consolidated in
                         accordance with GAAP is                           $

           (B)    Base Net Worth on the Report Date:
                  (i) consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net
                         loss) during the period from April 2, 2000
                         through the Report Date                           $

                  (ii)   Item (i) x 50% =                                  $

                  (iii)  100% of the proceeds received by the
                         Borrower or any of its Subsidiaries after
                         the Closing Date resulting from the
                         issuance of capital stock of the Borrower
                         or any of its Subsidiaries (other than
                         proceeds received from the exercise of
                         stock options by employees of the
                         Borrower), net of any fees and expenses
                         incurred by the Borrower or any of its
                         Subsidiaries in connection with such sale         $
                  (iv)   Result in item (ii) plus item (iii) plus
                         $378,000,000 equals the Base Net Worth            $

      (5)   Indebtedness (Section 7.2.1)

            (A)   Indebtedness of a Loan Party or Subsidiary of
                  a Loan Party (other than Champion Development
                  and any Subsidiary of Champion Development)
                  for Floor-Plan Financing Obligations which
                  are unsecured or secured by Purchase Money
                  Security Interests, provided that the aggregate
                  amount of all such Indebtedness at any one time
                  outstanding shall not exceed the amounts set forth
                  below for the periods set forth below:                   $

                  Period                            Amount
                  Closing Date - Dec. 31, 1998    $200,000,000
                  Jan. 1, 1999 - Dec. 31, 1999    $250,000,000
                  Jan. 1, 2000 - Dec. 31, 2000    $350,000,000
                  Jan. 1, 2001 - Dec. 31, 2001    $425,000,000
                  Jan. 1, 2002 - and thereafter   $500,000,000;

            (B) total amount of Indebtedness of the Loan Parties and their Subsidiaries (other than Champion

                  Development and any Subsidiary of Champion
                  Development) secured by Purchase Money Security
                  Interests or mortgage liens and Indebtedness
                  evidenced by capitalized leases (may not exceed
                  $20,000,000 in the aggregate at any one time)            $

            (C)   Unsecured Indebtedness of a Loan Party or a
                  Subsidiary of a Loan Party (other than Champion
                  Development and any Subsidiary of Champion
                  Development) comprising Earn Out Obligations
                  (may not exceed $250,000,000 in the aggregate
                  at any one time; provided that after the Leverage
                  Ratio is equal to or less than 3.00 to 1.00 and
                  the Interest Coverage Ratio is equal to or greater
                  than 3.00 to 1.00, such amount may not exceed
                  $375,000,000 so long as the Leverage Ratio is
                  equal to or less than 3.00 to 1.00 and the
                  Interest Coverage Ratio is equal to or greater
                  than 3.00 to 1.00)                                       $

            (D)   Indebtedness of a Loan Party or a Subsidiary of
                  a Loan Party (other than Champion Development and
                  any Subsidiary of Champion Development) under an
                  interest rate swap, cap, collar or floor
                  arrangement or other interest rate management
                  device with any Bank (aggregate notional amount
                  may not exceed (i) with respect to then-outstanding Indebtedness, the sum of interest-bearing indebtedness for borrowed money and interest-bearing
                  Earn Out Obligations and (ii) with respect to future interest-bearing indebtedness for borrowed money anticipated to be incurred within twelve (12) months after the Report Date and otherwise permitted by
                  Section 7.2.1, $100,000,000)                             $

            (E)   Indebtedness (other than set forth in Sections
                  7.2.1 (i) through (viii) of the Credit Agreement)
                  of  the Borrower and its Subsidiaries (other than
                  Champion Development and any Subsidiary of Champion
                  Development) (may not exceed $           which is
                  twelve and one-half percent (12.5%) of the
                  Consolidated Net Worth )                                 $

            (F) Permitted Unsecured Debt, being Indebtedness of the Borrower and its Subsidiaries (other than Champion Development and any Subsidiary of Champion Development) not in excess of $225,000,000 AND having the following attributes:

                  1) Revolving Credit Commitments are reduced by each dollar over $200 million of such Indebtedness

                  2) No Lien on Borrower's or any Subsidiary's assets secures any such Indebtedness

                  3) Warranties and covenants of such Indebtedness are not less favorable to Borrower or its Subsidiaries than those of Credit Agreement

                  4) Draft of agreement(s) governing such Indebtedness provided to Banks at least 7 days prior to closing thereof, and no modifications thereafter without Required Banks approval

                  5) No principal payments payable until after Expiration Date

                  6)   No Subsidiary which is not a Guarantor may
                       guaranty such Indebtedness                          $

            G.    Aggregate amount of surety or performance bonds
                  of Loan Parties or Subsidiaries (other than
                  Champion Development and any Subsidiary of
                  Champion Development), so long as given in
                  ordinary course of business (and not in excess
                  of $50,000,000 in aggregate)                             $

      (6)   Loan and Investments (Section 7.2.4)

            (A)   loans, advances and investments in wholly-owned
                  Subsidiaries of the Borrower (other than
                  Champion Development and any Subsidiary of
                  Champion Development); provided, however, that
                   loans, advances or investments in Subsidiaries
                  which constitute Retail Finance Companies
                  (holding its loans no longer than 180 days)
                  shall not exceed $           which is 10% of
                  Consolidated Net Worth in the aggregate at any
                  one time outstanding                                     $

            (B)   loans, advances and investments in Subsidiaries
                  of the Borrower (other than Champion Development
                  and any Subsidiary of Champion Development)
                  which are not wholly-owned Subsidiaries;
                  provided, however, that the aggregate of all
                  such loans, advances or investments at any
                  one time outstanding shall not exceed $
                  which is fifteen percent (15%) of Consolidated
                  Net Worth                                                $

            (C)   loans, advances and investments in Affiliates
                  which are not Subsidiaries and which are
                  permitted under Section 7.2.8; provided,
                   however, that the aggregate of all such loans,
                  advances and investments shall not exceed at
                  any one time outstanding $          which is
                  fifteen percent (15%) of Consolidated Net Worth.         $

            (D) the sum of items (B) and (C) directly above; provided, however, that such sum shall not exceed $ which is
                  twenty percent (20%) of Consolidated Net Worth           $

            (E) loans (including without limitation commitments to lend), advances and investments in Champion
                  Development and any Subsidiary of Champion

                  Development; provided, however, that the
                  aggregate of all such loans, advances and
                  investments, together with any disposition of
                  assets to Champion Development and any Subsidiary
                  of Champion Development pursuant to Section
                  7.2.6(iv), shall not exceed in the aggregate at
                  any one time outstanding $           which is
                  fifteen percent (15%) of Consolidated Net Worth          $

            (F)   loans, advances and investments in retail
                  dealers of manufactured homes or other Persons
                  doing business with any Loan Party or Subsidiary
                  of any Loan Party (other than Champion Development
                  and any Subsidiary of Champion Development) shall
                  not exceed in the aggregate at any one time
                  outstanding $10,000,000                                  $

      (7)   Dispositions of Assets or Subsidiaries (Section 7.2.6)
            (A)   sale, transfer or lease of fixed assets,
                  other than those specifically excepted
                  pursuant to clauses 7.2.6 (i) through (iii)
                  of the Credit Agreement (may not exceed $
                  which is 5% of Consolidated Net Worth in the
                  aggregate in any fiscal year and at the time
                  of any disposition, no Event of Default shall
                  exist or result from such disposition)                   $

      (8) The Loan Parties are in compliance with, and since the most recent prior Report Date have at all times complied with, all covenants and conditions of the Credit Agreement.

      (9) The representations and warranties of the Borrower contained in Article 6 of the Credit Agreement are true on and as of the date of this Certificate with the same effect as though such representations and warranties had been made on and as of the Report Date (except representations and warranties which expressly relate solely to an earlier date or time).

      (10) No event has occurred and is continuing as of the date hereof which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate
      this        day of          , 200  .

                                     By:
                                           Name:
                                           Title:  [President/Chief Executive
                                           Officer/Chief Financial Officer]